Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2123

The Dow Jones Select Dividend Index Strategy Portfolio 2021-2

Supplement to the Prospectus

Effective July 1, 2021, DTE Energy Company (ticker: DTE) has separated into two publicly traded companies, DTE Energy Company and DT Midstream, Inc. (ticker: DTM). The Portfolio will receive one share of DT Midstream, Inc. for every two shares of DTE Energy Company that it owned as of the June 18, 2021 record date. The Portfolio will continue to hold and buy shares of each of DTE Energy Company and DT Midstream, Inc.

Supplement Dated:   July 1, 2021